UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
May 9, 2016
Date of Report (Date of earliest event reported)

INFOBLOX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35507	20-0062867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Coronado Drive Santa Clara,		95054
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (408) 986-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
On May 9, 2016, Infoblox Inc. (the “Company”) issued a press release reporting its preliminary financial results for the fiscal quarter ended April 30, 2016 and updating estimates for the fiscal year ending July 31, 2016. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Form 8-K.
The information furnished in this Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated May 9, 2016 reporting preliminary financial results for the fiscal quarter ended April 30, 2016 and updating estimates for the fiscal year ending July 31, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOBLOX INC.

Date	May 9, 2016	By:	/s/ Janesh Moorjani
Janesh Moorjani
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated May 9, 2016 reporting preliminary financial results for the fiscal quarter ended April 30, 2016 and updating estimates for the fiscal year ending July 31, 2016.